UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

AMRIZE LTD
(Exact name of registrant as specified in its charter)

Switzerland	1-42542	98-1807904
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Grafenauweg 8
6300 Zug, Switzerland		6300
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +41 (0) 58 858 58 58

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.01	AMRZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 3, 2025 Amrize Ltd (“Amrize”) and Holcim Finance US LLC (the “Issuer”) announced the early tender results of their previously announced offers to exchange certain debt securities issued by subsidiaries of Holcim Ltd for new notes of a corresponding series to be issued by the Issuer and guaranteed by Amrize as summarized in the table below (the “Exchange Offers”). The results set forth in the table below reflect the principal amounts of each series of Original Notes (as defined below) that were validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on June 2, 2025 (the “Early Tender Date”).

Existing notes to be exchanged (collectively, the “Original Notes” and each, a “series”)	ISIN / CUSIP No.	Aggregate principal amount outstanding	Aggregate principal amount tendered prior to the Early Tender Date	Corresponding new notes to be issued in exchange (collectively, the “New Notes” and each, a “series”)
4.200% Guaranteed Notes due 2033 (the “Original 2033 Notes”)	XS0939681408	$50,000,000	$50,000,000	4.200% Senior Notes due 2033 (the “New 2033 Notes”)
7.125% Notes due 2036 (the “Original 2036 Notes”)	US505861AC85/505861AC8	$482,626,000	$439,188,000	7.125% Senior Notes due 2036 (the “New 2036 Notes”)
6.875% Guaranteed Notes due 2039 (the “Original 2039 Notes”)	Rule 144A Notes: US43474TAB98/43474TAB9 Reg S Notes: XS0455643808	$250,000,000	$191,348,000	6.875% Senior Notes due 2039 (the “New 2039 Notes”)
6.500% Guaranteed Notes due 2043 (the “Original 2043 Notes”)	Rule 144A Notes: US43475DAA54/43475DAA5 Reg S Notes: XS0970680111	$250,000,000	$238,925,000	6.500% Senior Notes due 2043 (the “New 2043 Notes”)
4.750% Guaranteed Notes due 2046 (the “Original 2046 Notes”)	Rule 144A Notes: US50587KAB70/50587KAB7 Reg S Notes: XS1493854282	$590,000,000	$553,505,000	4.750% Senior Notes due 2046 (the “New 2046 Notes”)
3.500% Guaranteed Notes due 2026 (the “Original 2026 Notes”)(1)	Rule 144A Notes: US50587KAA97/50587KAA9 Reg S Notes: XS1493853987	$400,000,000	$325,866,000	3.500% Senior Notes due 2026 (the “New 2026 Notes”)

(1)
The Issuer will accept for exchange Original 2026 Notes in an aggregate principal amount not exceeding the U.S. dollar equivalent (as determined by reference to the exchange rate prevailing at 9:00 a.m., New York City time, on June 16, 2025, as reported on the display page on the Bloomberg service designated as the “BFIX” page under the heading CHFUSD (the “Applicable CHF/USD Exchange Rate”)) of CHF 1,530,000,000 (such amount in Swiss francs, the “CHF Cap,” and such U.S. dollar equivalent, the “USD Cap”) less the aggregate principal amount of any Original 2033 Notes, Original 2036 Notes, Original 2039 Notes, Original 2043 Notes and Original 2046 Notes validly tendered (and not validly withdrawn) and accepted for exchange in the relevant Exchange Offers. The USD Cap will be published by 4:30 p.m., New York City time, on June 16, 2025.

Amrize and the Issuer further announced that they have amended the terms of the Exchange Offers by increasing the CHF Cap, and the corresponding USD Cap, calculated based on the Applicable CHF/USD Exchange Rate, to CHF 1,530,000,000.

As previously announced, for each $1,000 principal amount of Original Notes of a series (subject to a minimum tender of $200,000 aggregate principal amount of Original Notes of such series) validly tendered (and not validly withdrawn) at or prior to the Early Tender Date, an Eligible Holder of Original Notes of such series is eligible to receive, subject to the terms and conditions set forth in the Exchange Offer Memorandum dated May 19, 2025 (the “Exchange Offer Memorandum”), (i) $970 principal amount of New Notes of the corresponding series (the “Exchange Consideration”) and (ii) an early tender premium consisting of $30 principal amount of New Notes of the corresponding series, plus $2.50 in cash (the “Early Tender Premium” and together with the Exchange Consideration, the “Total Consideration”). To be eligible to receive the Total Consideration, an Eligible Holder must (i) have validly tendered (and not validly withdrawn) his or her Original Notes at or prior to the Early Tender Date and (ii) beneficially own such Original Notes at the Expiration Date (as defined herein). For each $1,000 principal amount of Original Notes validly tendered after the Early Tender Date but prior to the Expiration Date, Eligible Holders of Original Notes will be eligible to receive only the Exchange Consideration, which does not include the Early Tender Premium.

The Exchange Offers will expire at 11:59 p.m., New York City time, on June 16, 2025 (such date and time, as may be extended, the “Expiration Date”). Amrize expects the New Notes to be issued on the second business day immediately following the Expiration Date (the “Settlement Date”), being June 18, 2025, if the Exchange Offers are not extended.

The Exchange Offers are being conducted in connection with the spin-off of Holcim Ltd’s North American business as described in the Current Report on Form 8-K filed by Amrize on June 2, 2025. The Spin-off is not conditioned on the completion or results of the Exchange Offers.

The New Notes and the guarantees provided by Amrize for the New Notes have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or any state or foreign securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. There will be no public offer of securities in the United States. This Current Report on Form 8-K does not constitute an offer to purchase or a solicitation of an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation, purchase or sale would be unlawful.

The Exchange Offers are made, and the New Notes are being offered, solely to Eligible Holders on the terms and subject to the conditions set out in the Exchange Offer Memorandum. Except with respect to the amendments described above with respect to the change to the CHF Cap and the corresponding USD Cap, all terms of the Exchange Offers set forth in the Exchange Offer Memorandum remain unchanged. Only holders of Original Notes who have properly completed and returned an eligibility certification are authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offers. The eligibility certification is available from the Information and Exchange Agent: D.F. King (New York: +1 (212) 269-5550, Toll Free: +1 (877) 732-3617; in London: +44 20 7920 9700; holcim@dfkingltd.com).

“Eligible Holders” means (a) QIBs (as such term is defined in Rule 144A under the Securities Act), or (b) persons that are outside of the United States and that (i) are not U.S. persons (as such term is defined in Regulation S under the Securities Act) and (ii) are not (A) one (or both) of: (x) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”), (y) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (B) one (or both) of: (x) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”), (y) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMRIZE LTD

Date: June 3, 2025	By:	/s/ Samuel J. Poletti
Samuel J. Poletti
Authorized Person